UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

                 Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

                  Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund January 31, 2011

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

In the twenty years I have been with Green Century—since a partnership of the non-profit Public Interest Research Groups (PIRGs) founded the Green Century Funds in 1991—we have often written our shareholders about the benefits of environmentally responsible investing. As the tragic nuclear disaster unfolds in Japan, I am now writing why I believe environmentally responsible investing is essential.

The disaster at the Fukushima Daiichi nuclear power plant serves as a stark reminder that nuclear power poses unacceptable risks for our environment, our health, and our financial future. As I write this letter, just a week after the earthquake and tsunami hit Japan in mid-March, events in Japan continue to unfold. Experts are predicting that the disaster could take weeks, months, or even years to fully resolve. While it is still too early to know what the final impact of this tragedy might be, it is past time for society to acknowledge and address the dangers posed by nuclear energy.

The Green Century Funds have never knowingly invested in companies that produce nuclear power or manufacture equipment used to produce nuclear power. The Funds’ very first Prospectus—and every Prospectus since—stated that our environmental principles prohibit investments in nuclear power companies given Green Century’s belief that nuclear energy is unacceptably threatening. We recognized the risks that nuclear energy poses to the environment and to the people in the communities near nuclear plants (and, potentially, to shareholder value) and determined that those risks were not ones that we could countenance—or ask you to take.

For nearly twenty years Green Century has withheld its shareholders’ dollars from nuclear power companies. The PIRGs—for over thirty-five years—have staunchly opposed nuclear power plants and public policies that support the nuclear industry.

Looking ahead, Green Century will continue to direct our shareholders’ dollars toward safer and more sustainable energy solutions. We will continue to support our PIRG partners in their ongoing work to minimize the risks from existing nuclear power plants and stop construction of any new plants.

I understand that many thoughtful and caring people, as well as the Obama administration, believe that nuclear energy is a path to mitigating global warming and the other hazards of fossil fuel energy production. However, Green Century continues to believe investments in nuclear technology and production are financially and environmentally irresponsible. We believe that investors and government should instead direct capital toward safe and sustainable 21st century energy solutions.

Shareholder Advocacy Campaigns Green Century is building on the successful shareholder campaign we helped launch last year to press oil and gas companies to disclose their plans for managing water pollution, litigation and regulatory risks that are increasingly associated with the ever-expanding natural gas hydraulic fracturing operations (also known as “fracking”). This year, Green Century re-filed a shareholder resolution asking Ultra Petroleum Corporation1 to disclose its policies and strategies for reducing environmental and financial risks from chemicals use, water impacts and a host of other issues. The resolution also requests adoption of best management practices, such as recycling and reusing waste waters, reducing the volumes and toxicity of chemicals, disclosing the chemicals used in fracturing operations and assuring the integrity of well cementing through pressure testing and other methods.

This resolution builds on the success investors had in the 2010 proxy season when similar shareholder proposals received around 30 percent of the vote. Green Century’s 2010 proposal at Williams Companies Inc.1 received the highest vote, with approval from 42% of voting shareholders, one of the highest votes on record for a first-year environmental proposal.2

In the wake of the Citizens United Supreme Court ruling which removed all but a handful of restraints on corporate political spending, Green Century believes it is more important than ever for companies to be transparent and accountable for their political contributions—shareholders need assurances that corporate funds are not being used in a way that may harm the environment or the long-term interests of the company.

Green Century is now engaging several companies on various political spending issues, including corporate support for controversial state initiatives such as the failed Proposition 23 in California, which would have repealed the state’s landmark global warming law. We are also challenging companies over their membership on the Board of Directors of the U.S. Chamber of Commerce, which is aggressively lobbying against strong policies that will aid our transition to a more sustainable economy.

Green Century’s advocacy team released a report last fall evaluating companies’ performance on addressing the problem of BPA in packaging. We surveyed 26 companies in the food, beverage and retail sectors on their performance in adapting to growing consumer concern about use of the chemical BPA in can linings. BPA, currently used in the epoxy linings of many canned foods and beverages on the market as well as in many hard plastic products and thermal receipt paper, has been the focus of growing public attention as an increasing number of scientific studies link the chemical to harmful health impacts, including heart disease, cancer, impotence and developmental problems. Green Century has encouraged companies to eliminate BPA from product packaging where feasible substitutes exist, increase investments in testing new packaging options, improve public and financial disclosures on BPA, and collaborate more effectively as an industry to find and implement reliable substitutes.

We thank you for your continued investment in the Green Century Funds as we all work toward a healthier, more sustainable future.

Kristina Curtis

President, Green Century Funds

For more regular updates on Green Century and our advocacy efforts, please consider signing up for our e-newsletter. Go to: www.greencentury.com/news/signup, email info@greencentury.com or call 1-800-93-GREEN.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.38%	Six Months	One Year	Five Years	Ten Years
December 31, 2010	Green Century Balanced Fund	13.29%	8.76%	1.84%	0.13%
	Lipper Balanced Fund Index[3]	14.95%	11.90%	3.91%	3.71%
January 31, 2011	Green Century Balanced Fund	10.08%	12.86%	2.09%	–0.80%
	Lipper Balanced Fund Index[3]	11.17%	15.44%	3.71%	3.64%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less.

During the six month periods ended December 31, 2010 and January 31, 2011, the Balanced Fund’s performance lagged the Lipper Balanced Fund Index, though both the Fund and that Index were up significantly. For the six months ended January 31, 2011, the Fund returned 10.08%, while the Lipper Balanced Fund Index returned 11.17%.

Over the past twelve months, investors appear to have vacillated between believing that growth is strengthening with inflation around the corner and believing that the economy is about to sink into a second, “double-dip” recession. After the Federal Reserve announced a second round of Quantitative Easing that involves more stimulative monetary policy, the overall stock market staged a strong rally. The Balanced Fund’s portfolio managers believe that the strong-growth sentiment now dominates investor thinking, and cyclical sectors such as energy, industrials, and materials have led stock market returns.

As the Balanced Fund is managed to be free of fossil fuel company holdings, the Fund does not have any holdings in the energy sector, and

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY

thus did not participate in the strong energy sector returns of the six months ended January 31, 2011. On the other hand, stocks in the clean energy/clean technology/conservation sector that the Fund was invested in performed well. International Rectifier1 and Polypore International1 each increased by more than 40% in the six month period. In combination with more stimulative monetary policy and the stronger stock market, longer-term interest rates rose, leading to modest losses in the bonds held in the Balanced Fund.

The Fund’s equity holdings which positively contributed to its performance during the six months ended January 31, 2011 included: Apple1 and United Health Group1, while poor performers included Medtronic Inc. 1 and Barclays PLC1.

The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the moderate economic growth expected in 2011. The Fund’s equity holdings are slightly weighted toward more cyclical sectors such as materials stocks, and the Fund’s bond holdings are weighted toward short to intermediate maturity and high quality bonds.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social Index (the “Index”), comprised of 400 primarily large capitalization U.S. companies selected based on a comprehensive range of social and environmental sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	AVERAGE ANNUAL RETURN* Total expense ratio: 0.95%	Six Months	One Year	Five Years	Ten Years
December 31, 2010	Green Century Equity Fund	20.02%	10.89%	1.44%	0.24%
	S&P 500® Index[4]	23.27%	15.06%	2.29%	1.41%
January 31, 2011	Green Century Equity Fund	14.98%	16.88%	1.36%	–0.02%
	S&P 500® Index[4]	17.93%	22.19%	2.24%	1.30%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less.

The Green Century Equity Fund underperformed the S&P 500® Index for the six-month and one year periods ended December 31, 2010 and January 31, 2011. For the six month period ended January 31, 2011, the Equity Fund’s return was 14.98%, while the S&P 500® Index was up 17.93%.

For the period commencing November 29, 2010 (when Northern Trust Investments, Inc. became the Equity Fund’s investment subadvisor) through January 31, 2011, the Equity Fund’s return was positive 7.58%, underperforming the S&P 500® Index which was up 9.20% for the period. The performance of the Equity Fund was hurt, relative to the S&P 500® Index, due to its underweighting in the energy and financial sectors, which posted the largest gains for the period. Companies in the industrial sector also posted positive gains for that period; the Fund’s underweight to that sector negatively impacted the performance of the Fund. The Equity Fund was overweighted in information technology stocks and health care stocks which overall had positive returns for the period.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2010 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 As of January 31, 2011, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holding	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Ultra Petroleum Corporation	0.00%	0.13%
Williams Companies, Inc.	0.00%	0.28%
International Rectifier Corporation	1.16%	0.00%
Polypore International, Inc.	0.44%	0.00%
Apple, Inc.	1.77%	0.00%
UnitedHealth Group, Inc.	1.70%	0.00%
Medtronic, Inc.	0.00%	0.73%
Barclays PLC American Depositary Receipt	1.05%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. These holdings are subject to risk as described in the Funds’ Summary Prospectus and Prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 Calculated by (i) dividing the number of votes in support of the proposal by (ii) the sum of the number of votes voted in support and against the proposal. Abstentions and broker non-votes were not included in the calculation.

3 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

4 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

This material must be preceded or accompanied by a current Summary Prospectus or Prospectus.

Distributor: UMB Distribution Services, LLC, 3/11

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2011 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2010 to January 31, 2011 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2010	ENDING ACCOUNT VALUE JANUARY 31, 2011	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,100.80	$7.31
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.04	7.02

Equity Fund
Actual Expenses	1,000.00	1,149.80	5.15
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,020.21	4.84

1 Expenses are equal to the Funds’ annualized expense ratios (1.38% for the Balanced Fund and 0.95% for the Equity Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)

COMMON STOCKS — 65.7%
	SHARES	VALUE

Insurance — 6.1%
Aflac, Inc.	7,037	$405,191
Chubb Corporation	17,212	997,091
HCC Insurance Holdings, Inc.	26,436	800,482
Horace Mann Educators Corporation	25,562	441,711
Progressive Corporation (The)	45,328	897,948

		3,542,423

Renewable Energy & Energy Efficiency — 5.4%
American Superconductor Corporation (a)	8,282	225,850
Applied Materials, Inc.	14,106	221,323
Cree, Inc. (a)	4,421	223,216
First Solar, Inc. (a)	2,187	338,066
International Rectifier Corporation (a)	21,000	672,630
Itron, Inc. (a)	4,026	233,589
Johnson Controls, Inc.	15,916	611,015
OM Group, Inc. (a)	8,600	311,148
Suntech Power Holdings Company Ltd. American Depository Receipt (a)(b)	32,793	278,413

		3,115,250

Software & Services — 5.3%
International Business Machines Corporation	7,059	1,143,558
MasterCard, Inc., Class A	926	219,008
Microsoft Corporation	13,040	361,534
Oracle Corporation	34,113	1,092,639
Telvent GIT S.A. (a)(b)	7,917	227,535

		3,044,274

Technology Hardware & Equipment — 4.3%
Apple, Inc. (a)	3,038	1,030,854
EMC Corporation (a)	23,608	587,603
Hewlett-Packard Company	14,977	684,299
QUALCOMM, Inc.	3,817	206,615

		2,509,371

Healthcare Equipment & Services — 4.2%
Becton, Dickinson and Company	4,718	391,358
Fresenius Medical Care AG & Company KGaA American Depositary Receipt (b)	9,866	577,753

	SHARES	VALUE

Healthcare Equipment & Services — (continued)
Hologic, Inc. (a)	13,544	$269,796
St. Jude Medical, Inc. (a)	5,323	215,582
UnitedHealth Group, Inc.	24,099	989,264

		2,443,753

Pharmaceuticals & Biotechnology — 4.0%
Amgen, Inc. (a)	6,317	347,940
Endo Pharmaceuticals Holdings, Inc. (a)	27,438	911,490
Novo Nordisk A/S American Depositary Receipt (b)	2,199	248,773
Waters Corporation (a)	10,719	818,825

		2,327,028

Capital Goods — 4.0%
ABB Ltd. American Depositary Receipt (a)(b)	14,341	339,451
Donaldson Company, Inc.	8,268	484,505
Emerson Electric Company	4,450	262,016
Lincoln Electric Holdings, Inc.	4,604	311,783
Polypore International, Inc. (a)	5,297	255,051
Quanta Services, Inc. (a)	9,600	227,808
Thomas & Betts Corporation (a)	8,574	440,618

		2,321,232

Transportation — 3.7%
Canadian Pacific Railway Ltd.	13,709	920,285
Expeditors International of Washington, Inc.	4,971	251,881
United Parcel Service, Inc., Class B	13,799	988,284

		2,160,450

Semiconductors — 3.2%
Altera Corporation	9,540	358,418
Analog Devices, Inc.	14,277	554,376
Intel Corporation	45,129	968,468

		1,881,262

Banks — 3.2%
Barclays PLC American Depositary Receipt (b)	32,566	612,241
Fifth Third Bancorp	24,338	361,906
Wells Fargo & Company	27,948	906,074

		1,880,221

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)	continued

	SHARES	VALUE

Materials — 3.2%
Air Products & Chemicals, Inc.	11,253	$981,824
Minerals Technologies, Inc.	10,056	633,729
STR Holdings, Inc. (a)	12,957	236,854

		1,852,407

Telecommunication Services — 3.1%
AT&T, Inc.	35,750	983,840
BT Group PLC American Depositary Receipt (b)	8,664	245,191
Telefonica S.A. American Depositary Receipt (b)	12,240	307,591
Vodafone Group PLC American Depositary Receipt (b)	8,710	247,016

		1,783,638

Diversified Financials — 3.1%
American Express Company	17,035	738,978
Bank of America Corporation	1,558	21,391
JPMorgan Chase & Company	22,755	1,022,610

		1,782,979

Consumer Durables & Apparel — 2.4%
Deckers Outdoor Corporation (a)	2,356	172,907
Jarden Corporation	27,895	945,640
Timberland Company (The), Class A (a)	11,000	294,030

		1,412,577

Consumer Services — 2.1%
Starbucks Corporation	31,175	982,948
Starwood Hotels & Resorts Worldwide, Inc.	4,157	245,138

		1,228,086

Food & Beverage — 2.0%
General Mills, Inc.	5,252	182,665
J. M. Smucker Company (The)	15,672	974,171

		1,156,836

Healthy Living — 2.0%
United Natural Foods, Inc. (a)	5,233	193,621
Whole Foods Market, Inc.	18,201	941,174

		1,134,795

	SHARES	VALUE

Food & Staples Retailing — 1.8%
Costco Wholesale Corporation	14,603	$1,049,079
Sysco Corporation	447	13,026

		1,062,105

Retailing — 1.0%
Advance Auto Parts, Inc.	4,049	258,893
Nordstrom, Inc.	7,237	298,020

		556,913

Commercial & Professional Services — 0.5%
Interface, Inc., Class A	19,220	312,325

Household & Personal Products — 0.5%
Church & Dwight Company, Inc.	4,331	298,016

Media — 0.3%
John Wiley & Sons, Inc., Class A	4,149	190,647

Automobiles & Components — 0.3%
Tesla Motors, Inc. (a)	7,476	180,172

Total Common Stocks (Cost $31,758,744)		38,176,760

	PRINCIPAL AMOUNT
CORPORATE BONDS & NOTES — 18.5%
Diversified Financials — 4.5%
Bank of New York Mellon Corporation (The)
4.30%, due 5/15/14	$500,000	540,037
Goldman Sachs Group, Inc. (The)
6.60%, due 1/15/12	500,000	528,070
JPMorgan Chase & Company
4.50%, due 1/15/12	500,000	518,549
JPMorgan Chase & Company
5.125%, due 9/15/14	500,000	537,959
UBS A.G.
3.00%, due 8/4/15 (b)(c)	500,000	493,574

		2,618,189

Renewable Energy & Energy Efficiency — 3.6%
International Bank for Reconstruction & Development
2.00%, due 10/20/16 (b)	500,000	497,561
International Finance Corporation
2.25%, due 4/28/14	1,000,000	1,028,605

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE

Renewable Energy & Energy Efficiency — (continued)
Johnson Controls, Inc.
5.50%, due 1/15/16	$500,000	$551,889

		2,078,055

Pharmaceuticals & Biotechnology — 2.9%
Abbott Laboratories
5.60%, due 11/30/17	500,000	572,672
Amgen, Inc.
4.85%, due 11/18/14	500,000	552,603
Wyeth
5.50%, due 3/15/13 (c)	500,000	545,748

		1,671,023

Telecommunication Services — 2.7%
AT&T, Inc.
2.50%, due 8/15/15	500,000	499,572
BellSouth Corporation
4.75%, due 11/15/12	500,000	532,638
Verizon Communications, Inc.
5.25%, due 4/15/13	500,000	543,885

		1,576,095

Software & Services — 2.6%
International Business Machines Corporation
2.00%, due 1/5/16	500,000	489,501
Microsoft Corporation
1.625%, due 9/25/15	500,000	488,778
Oracle Corporation
3.75%, due 7/8/14	500,000	533,272

		1,511,551

Technology Hardware & Equipment — 1.8%
Dell, Inc.
2.30%, due 9/10/15	500,000	490,222
Hewlett-Packard Company
4.75%, due 6/2/14	500,000	548,899

		1,039,121

Healthcare Equipment & Services — 0.4%
UnitedHealth Group, Inc.
4.875%, due 4/1/13	250,000	268,177

Total Corporate Bonds & Notes (Cost $10,427,283)		10,762,211

	PRINCIPAL AMOUNT	VALUE

U.S. Government Agencies — 10.9%
Fannie Mae Pool
5.50%, due 3/1/12	$36,704	$37,353
Federal Agricultural Mortgage Corporation
2.57%, due 12/30/15	500,000	500,378
Federal Farm Credit Bank
5.125%, due 8/25/16	500,000	567,716
Federal Home Loan Bank
3.125%, due 12/13/13	550,000	580,728
Federal Home Loan Bank
5.625%, due 6/13/16	1,000,000	1,091,545
Federal Home Loan Bank
3.875%, due 12/14/18	550,000	568,757
Federal Home Loan Banks
2.00%, due 11/26/18 (c)	500,000	495,732
Federal Home Loan Banks
3.40%, due 8/5/20	500,000	478,794
Federal Home Loan Mortgage Corporation
2.25%, due 12/15/17 (c)	500,000	498,386
Federal Home Loan Mortgage Corporation
3.75%, due 3/27/19	500,000	517,578
Federal National Mortgage Association
3.00%, due 4/15/15	500,000	503,133
Federal National Mortgage Association
1.50%, due 12/21/15 (c)	500,000	497,197

Total U.S. Government Agencies (Cost $6,227,775)		6,337,297

CERTIFICATES OF DEPOSIT — 0.3%
Self Help Credit Union Environmental Certificate of Deposit
2.00%, due 8/8/12	95,000	95,000
Shorebank Pacific Time Deposit Receipt
3.75%, due 8/8/11	95,000	95,000

Total Certificates Of Deposit (Cost $190,000)		190,000

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)	concluded

SHORT-TERM OBLIGATION — 4.4%	VALUE

Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.01%, dated 1/31/11, due 2/01/11, proceeds $2,554,685 (collateralized by Freddie Mac, 4.00%, due 12/15/2017, value $2,607,392) (Cost $2,554,684)	$2,554,684

TOTAL INVESTMENTS (d) — 99.8%
(Cost $51,158,486)	58,020,952
Other Assets Less Liabilities — 0.2%	97,526

NET ASSETS — 100.0%	$58,118,478

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at January 31, 2011.
(d)	The cost of investments for federal income tax purposes is $51,161,740 resulting in gross unrealized appreciation and depreciation of $7,775,739 and $916,527 respectively, or net unrealized appreciation of $6,859,212.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)

COMMON STOCKS — 99.5%
	SHARES	VALUE

Software & Services — 13.2%
Adobe Systems, Inc. (a)	4,905	$162,110
Advent Software, Inc. (a)	340	10,050
Autodesk, Inc. (a)	2,158	87,787
Automatic Data Processing, Inc.	4,687	224,507
BMC Software, Inc. (a)	1,700	81,090
Compuware Corporation (a)	2,208	23,670
Convergys Corporation (a)	1,100	15,664
eBay, Inc. (a)	11,108	337,239
Electronic Arts, Inc. (a)	3,008	46,895
Factset Research Systems, Inc.	410	41,328
Google, Inc., Class A (a)	2,329	1,398,239
International Business Machines Corporation	11,915	1,930,230
Microsoft Corporation	73,593	2,040,366
Monster Worldwide, Inc. (a)	1,150	19,148
Novell, Inc. (a)	3,000	18,060
Paychex, Inc.	3,071	98,272
Red Hat, Inc. (a)	1,739	71,856
Salesforce.com, Inc. (a)	1,106	142,829
Symantec Corporation (a)	7,489	131,881
Yahoo!, Inc. (a)	12,020	193,762

		7,074,983

Pharmaceuticals & Biotechnology — 10.4%
Abbott Laboratories	14,573	658,117
Affymetrix, Inc. (a)	500	2,425
Allergan, Inc.	2,939	207,523
Amgen, Inc. (a)	9,089	500,622
Amylin Pharmaceuticals, Inc. (a)	1,421	22,992
Biogen Idec, Inc. (a)	2,261	148,028
Bristol-Myers Squibb Company	16,227	408,596
Cubist Pharmaceuticals, Inc. (a)	653	14,327
Dionex Corporation (a)	150	17,697
Endo Pharmaceuticals Holdings, Inc. (a)	1,101	36,575
Genzyme Corporation (a)	2,386	175,013
Gilead Sciences, Inc. (a)	7,883	302,550
Hospira, Inc. (a)	1,597	88,202
Illumina, Inc. (a)	1,206	83,624
Johnson & Johnson	26,010	1,554,618
Life Technologies Corporation (a)	1,700	92,293
Merck & Company, Inc.	29,032	962,991
Techne Corporation	350	24,132

	SHARES	VALUE

Pharmaceuticals & Biotechnology — (continued)
Thermo Fisher Scientific, Inc. (a)	3,846	$220,260
Waters Corporation (a)	895	68,369

		5,588,954

Technology Hardware & Equipment — 8.5%
Arrow Electronics, Inc. (a)	1,050	39,690
Cisco Systems, Inc. (a)	53,973	1,141,529
Corning, Inc.	14,815	329,041
Dell, Inc. (a)	16,582	218,219
Echelon Corporation (a)	282	2,566
EMC Corporation (a)	19,382	482,418
Hewlett-Packard Company	22,067	1,008,242
Imation Corporation (a)	300	3,030
Lexmark International, Inc. (a)	700	24,388
Molex, Inc.	493	12,892
NetApp, Inc. (a)	3,352	183,455
Plantronics, Inc.	400	14,160
Polycom, Inc. (a)	800	35,080
QUALCOMM, Inc.	15,162	820,719
Seagate Technology plc (a)	4,447	62,258
Tellabs, Inc.	3,763	19,944
Xerox Corporation	13,068	138,782

		4,536,413

Banks — 6.3%
Bank of Hawaii Corporation	431	20,201
BB&T Corporation	6,620	182,977
Cathay General Bancorp	595	10,299
Comerica, Inc.	1,661	63,450
Fifth Third Bancorp	8,669	128,908
First Horizon National Corporation (a)	2,443	27,679
Heartland Financial USA, Inc.	100	1,691
Hudson City Bancorp, Inc.	4,525	49,685
Keycorp	8,118	72,250
M&T Bank Corporation	808	69,868
New York Community Bancorp, Inc.	3,850	70,532
NewAlliance Bancshares, Inc.	1,000	14,950
People’s United Financial, Inc.	3,441	44,423
PNC Financial Services Group, Inc.	4,996	299,760
Popular, Inc. (a)	9,285	29,805
Regions Financial Corporation	12,163	86,357
SunTrust Banks, Inc.	4,655	141,652
Synovus Financial Corporation	7,482	19,753

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)	continued

	SHARES	VALUE

Banks — (continued)
U.S. Bancorp	18,079	$488,133
Umpqua Holdings Corporation	988	10,838
Wells Fargo & Company	46,935	1,521,633

		3,354,844

Capital Goods — 5.7%
3M Company	6,401	562,776
A.O. Smith Corporation	378	16,182
AMETEK, Inc.	1,557	63,494
Apogee Enterprises, Inc.	300	3,837
Brady Corporation, Class A	450	14,738
Broadwind Energy, Inc. (a)	488	898
CLARCOR, Inc.	450	19,431
Cooper Industries Ltd., Class A	1,552	95,076
Cummins, Inc.	1,788	189,313
Deere & Company	3,997	363,327
Donaldson Company, Inc.	712	41,723
EMCOR Group, Inc. (a)	600	18,168
Emerson Electric Company	7,109	418,578
Fastenal Company	1,247	72,401
Gardner Denver, Inc.	464	33,473
General Cable Corporation (a)	450	16,654
Graco, Inc.	554	23,534
Granite Construction, Inc.	429	11,085
Hubbell, Inc., Class B	500	30,620
Illinois Tool Works, Inc.	4,040	216,100
Ingersoll-Rand PLC	3,049	143,913
Kadant, Inc. (a)	100	2,116
Lincoln Electric Holdings, Inc.	421	28,510
Lindsay Corporation	110	7,159
Masco Corporation	3,300	43,956
Nordson Corporation	325	30,001
Owens Corning (a)	1,094	36,616
Pall Corporation	1,050	58,180
Pentair, Inc.	936	33,855
Quanta Services, Inc. (a)	2,092	49,643
Rockwell Automation, Inc.	1,369	110,903
Simpson Manufacturing Company, Inc.	300	8,925
Snap-On, Inc.	595	33,695
Spirit Aerosystems Holdings, Inc. (a)	1,026	24,234
SPX Corporation	490	38,406
Tennant Company	150	6,051
Thomas & Betts Corporation (a)	521	26,774

	SHARES	VALUE

Capital Goods — (continued)
Timken Company	789	$37,099
W.W. Grainger, Inc.	585	76,910
WABCO Holdings, Inc. (a)	607	35,449
Westinghouse Air Brake Technologies Corporation	429	23,252

		3,067,055

Energy — 5.6%
Apache Corporation	3,599	429,577
Cameron International Corporation (a)	2,295	122,324
Chesapeake Energy Corporation	6,204	183,204
Clean Energy Fuels Corporation (a)	566	6,718
Devon Energy Corporation	3,894	345,359
Diamond Offshore Drilling, Inc.	655	46,970
EOG Resources, Inc.	2,371	252,251
EQT Corporation	1,374	66,213
Hess Corporation	2,855	240,163
National Oilwell Varco, Inc.	3,983	294,344
Newfield Exploration Company (a)	1,301	95,194
Noble Corporation	2,399	91,762
Noble Energy, Inc.	1,662	151,408
Pioneer Natural Resources Company	1,100	104,676
Quicksilver Resources, Inc. (a)	1,087	16,316
Range Resources Corporation	1,512	75,403
Southwestern Energy Company (a)	3,210	126,795
Spectra Energy Corporation	6,032	158,219
Ultra Petroleum Corporation (a)	1,481	70,688
Williams Companies, Inc.	5,593	150,955

		3,028,539

Retailing — 5.1%
AutoZone, Inc. (a)	267	67,692
Bed Bath & Beyond, Inc. (a)	2,548	122,304
Best Buy Company, Inc.	3,293	111,962
Carmax, Inc. (a)	2,119	69,185
Charming Shoppes, Inc. (a)	800	2,488
Foot Locker, Inc.	1,568	28,004
Gap, Inc. (The)	4,239	81,686
Genuine Parts Company	1,491	77,159
Home Depot, Inc.	15,860	583,172
J.C. Penney Company, Inc.	2,012	64,525
Kohl’s Corporation (a)	2,747	139,493
Limited Brands, Inc.	2,596	75,907

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)	continued

	SHARES	VALUE

Retailing — (continued)
Lowe’s Companies, Inc.	13,223	$327,930
Men’s Wearhouse, Inc. (The)	500	13,105
Netflix, Inc. (a)	420	89,914
Nordstrom, Inc.	1,670	68,771
Office Depot, Inc. (a)	2,500	13,125
Pep Boys — Manny, Moe & Jack (The)	699	9,744
RadioShack Corporation	1,200	18,180
Staples, Inc.	6,820	152,154
Target Corporation	6,462	354,311
Tiffany & Company	1,197	69,582
TJX Companies, Inc.	3,881	183,921

		2,724,314

Household & Personal Products — 5.0%
Alberto-Culver Company	860	32,035
Avon Products, Inc.	3,991	112,985
Church & Dwight Company, Inc.	711	48,924
Clorox Company	1,290	81,128
Colgate-Palmolive Company	4,606	353,603
Estee Lauder Companies, Inc. (The), Class A	1,099	88,469
Kimberly-Clark Corporation	3,879	251,088
Nu Skin Enterprises, Inc., Class A	500	15,040
Procter & Gamble Company	26,798	1,691,758
WD-40 Company	103	4,055

		2,679,085

Healthcare Equipment & Services — 4.8%
Baxter International, Inc.	5,477	265,580
Beckman Coulter, Inc.	636	45,798
Becton, Dickinson and Company	2,165	179,587
Cerner Corporation (a)	664	65,636
CIGNA Corporation	2,671	112,235
Cross Country Healthcare, Inc. (a)	200	1,440
Edwards Lifesciences Corporation (a)	1,052	88,673
Gen-Probe, Inc. (a)	491	30,879
Health Management Associates, Inc., Class A (a)	2,200	20,020
Henry Schein, Inc. (a)	863	56,665
Hill-Rom Holdings, Inc.	600	24,282
Humana, Inc. (a)	1,584	91,824
Idexx Laboratories, Inc. (a)	538	38,575
Intuitive Surgical, Inc. (a)	368	118,831

	SHARES	VALUE

Healthcare Equipment & Services — (continued)
Invacare Corporation	300	$8,292
McKesson Corporation	2,451	184,242
Medtronic, Inc.	10,271	393,585
Molina Healthcare, Inc. (a)	96	2,943
Patterson Companies, Inc.	889	29,390
Quest Diagnostics, Inc.	1,453	82,748
St. Jude Medical, Inc. (a)	3,236	131,058
Stryker Corporation	2,772	159,556
Varian Medical Systems, Inc. (a)	1,147	77,503
WellPoint, Inc. (a)	3,754	233,199
Zimmer Holdings, Inc. (a)	1,879	111,162

		2,553,703

Diversified Financials — 4.6%
American Express Company	10,212	442,997
Bank of New York Mellon Corporation (The)	11,474	358,333
BlackRock, Inc.	833	164,951
Capital One Financial Corporation	4,353	209,641
Charles Schwab Corporation (The)	9,611	173,479
CME Group, Inc.	633	195,319
Franklin Resources, Inc.	1,493	180,130
Invesco Ltd.	4,358	107,817
Legg Mason, Inc.	1,419	47,011
Northern Trust Corporation	2,045	106,299
NYSE Euronext	2,456	78,125
PHH Corporation (a)	500	11,945
State Street Corporation	4,781	223,368
T. Rowe Price Group, Inc.	2,398	158,076
TradeStation Group, Inc. (a)	200	1,394

		2,458,885

Food & Beverage — 4.3%
Campbell Soup Company	1,952	66,641
Darling International, Inc. (a)	969	13,130
Dean Foods Company (a)	1,664	16,890
Flowers Foods, Inc.	766	19,326
General Mills, Inc.	6,045	210,245
Green Mountain Coffee Roasters, Inc. (a)	1,077	36,166
H.J. Heinz Company	2,999	142,453
J. M. Smucker Company (The)	1,133	70,427
Kellogg Company	2,503	125,901
Kraft Foods, Inc., Class A	16,495	504,252
McCormick & Company, Inc.	1,150	50,830

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)	continued

	SHARES	VALUE

Food & Beverage — (continued)
PepsiCo, Inc.	15,054	$968,123
Sara Lee Corporation	6,022	102,193
Tootsie Roll Industries, Inc.	224	6,196

		2,332,773

Semiconductors — 3.7%
Advanced Micro Devices, Inc. (a)	5,447	42,650
Analog Devices, Inc.	2,774	107,714
Entegris, Inc. (a)	1,572	12,026
Intel Corporation	52,536	1,127,422
Lam Research Corporation (a)	1,215	60,616
LSI Corporation (a)	6,138	37,994
Micron Technology, Inc. (a)	8,481	89,390
National Semiconductor Corporation	2,219	33,640
Novellus Systems, Inc. (a)	900	32,463
Texas Instruments, Inc.	11,216	380,335
Xilinx, Inc.	2,483	79,953

		2,004,203

Transportation — 3.0%
AMR Corporation (a)	974	6,867
Arkansas Best Corporation	200	5,110
C.H. Robinson Worldwide, Inc.	1,552	119,644
CSX Corporation	3,566	251,760
Expeditors International of Washington, Inc.	2,014	102,049
FedEx Corporation	2,823	254,973
Genesee & Wyoming, Inc., Class A (a)	330	17,077
J.B. Hunt Transport Services, Inc.	907	37,187
Kansas City Southern (a)	953	47,631
Norfolk Southern Corporation	3,516	215,144
Ryder System, Inc.	500	24,040
Southwest Airlines Company	1,829	21,674
United Parcel Service, Inc., Class B	6,836	489,594

		1,592,750

Materials — 2.7%
Air Products & Chemicals, Inc.	2,012	175,547
Airgas, Inc.	732	45,875
Alcoa, Inc.	9,684	160,464
Bemis Company, Inc.	1,066	34,698
Calgon Carbon Corporation (a)	400	5,704
Celanese Corporation, Class A	1,525	63,272

	SHARES	VALUE

Materials — (continued)
Domtar Corporation	408	$35,875
Ecolab, Inc.	2,202	109,417
H.B. Fuller Company	400	9,116
Horsehead Holding Corporation (a)	313	3,978
Lubrizol Corporation	642	68,989
MeadWestvaco Corporation	1,550	44,377
Minerals Technologies, Inc.	150	9,453
Nalco Holding Company	1,300	39,598
Nucor Corporation	3,007	138,051
Praxair, Inc.	2,895	269,351
Rock-Tenn Company, Class A	382	25,499
Schnitzer Steel Industries, Inc., Class A	192	11,846
Sealed Air Corporation	1,615	43,104
Sigma-Aldrich Corporation	1,129	71,861
Sonoco Products Company	901	32,031
Valspar Corporation	900	33,633
Wausau Paper Corporation	442	3,788
Worthington Industries, Inc.	588	11,172

		1,446,699

Food & Staples Retailing — 2.5%
Costco Wholesale Corporation	4,144	297,705
CVS Caremark Corporation	12,849	439,436
Safeway, Inc.	3,532	73,077
Sysco Corporation	5,512	160,619
Walgreen Company	9,152	370,107

		1,340,944

Insurance — 2.2%
Aflac, Inc.	4,472	257,498
Chubb Corporation	2,979	172,573
Cincinnati Financial Corporation	1,470	47,099
Erie Indemnity Company	302	20,059
Hartford Financial Services Group, Inc. (The)	3,995	110,981
Lincoln National Corporation	2,999	86,491
Phoenix Companies, Inc. (The) (a)	1,000	2,560
Principal Financial Group, Inc.	2,976	97,524
Progressive Corporation (The)	5,971	118,286
StanCorp Financial Group, Inc.	420	18,736
Travelers Companies, Inc. (The)	4,421	248,725
Wesco Financial Corporation	10	3,758

		1,184,290

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)	continued

	SHARES	VALUE

Consumer Services — 2.1%
Capella Education Company (a)	128	$7,328
Chipotle Mexican Grill, Inc. (a)	290	63,487
Choice Hotels International, Inc.	314	11,910
Darden Restaurants, Inc.	1,216	57,286
DeVry, Inc.	616	32,100
Jack in the Box, Inc. (a)	521	11,431
McDonald’s Corporation	10,060	741,120
Peet’s Coffee & Tea, Inc. (a)	122	4,655
Starbucks Corporation	6,983	220,174

		1,149,491

Consumer Durables & Apparel — 1.9%
Coach, Inc.	2,826	152,858
Deckers Outdoor Corporation (a)	372	27,301
Eastman Kodak Company (a)	2,434	8,909
Garmin Ltd.	1,164	35,886
Harman International Industries, Inc. (a)	627	27,162
KB Home	941	13,965
Leggett & Platt, Inc.	1,400	31,542
Liz Claiborne, Inc. (a)	900	4,446
Mattel, Inc.	3,362	79,612
NIKE, Inc., Class B	3,494	288,185
Phillips-Van Heusen Corporation	620	36,189
Pulte Homes, Inc. (a)	3,535	27,891
Stanley Black & Decker, Inc.	1,471	106,912
Timberland Company (The), Class A (a)	400	10,692
Tupperware Brands Corporation	600	27,450
Under Armour, Inc., Class A (a)	334	19,993
VF Corporation	843	69,733
Whirlpool Corporation	712	60,876

		1,029,602

Media — 1.8%
Discovery Communications, Inc., Class A (a)	1,273	49,647
John Wiley & Sons, Inc., Class A	436	20,034
New York Times Company (The), Class A (a)	1,313	13,274
Omnicom Group, Inc.	2,860	128,357
Scholastic Corporation	200	5,946
Virgin Media, Inc.	2,966	74,625
Walt Disney Company (The)	17,174	667,553
Washington Post Company (The), Class B	53	22,703

		982,139

	SHARES	VALUE

Utilities — 1.4%
AGL Resources, Inc.	700	$25,690
Alliant Energy Corporation	1,000	37,160
Atmos Energy Corporation	800	26,080
Avista Corporation	500	11,325
CenterPoint Energy, Inc.	3,867	62,452
Cleco Corporation	500	15,630
Consolidated Edison, Inc.	2,682	133,859
IDACORP, Inc.	400	14,948
MGE Energy, Inc.	201	8,181
National Fuel Gas Company	680	46,471
New Jersey Resources Corporation	400	16,784
Nicor, Inc.	400	20,188
NiSource, Inc.	2,794	52,024
Northeast Utilities	1,619	53,297
Northwest Natural Gas Company	243	10,828
NSTAR	978	42,426
OGE Energy Corporation	948	43,504
Pepco Holdings, Inc.	2,228	41,374
Piedmont Natural Gas Company, Inc.	630	17,678
Portland General Electric Company	815	18,207
Questar Corporation	1,559	27,173
UGI Corporation	974	30,535
WGL Holdings, Inc.	450	16,227

		772,041

Renewable Energy & Energy Efficiency — 1.3%
American Superconductor Corporation (a)	520	14,180
Applied Materials, Inc.	12,675	198,871
Calpine Corporation (a)	3,298	47,062
Cree, Inc. (a)	985	49,733
Energy Conversion Devices, Inc. (a)	450	1,836
First Solar, Inc. (a)	523	80,845
Fuel Systems Solutions, Inc. (a)	190	4,946
ITC Holdings Corporation	525	34,492
Itron, Inc. (a)	411	23,846
Johnson Controls, Inc.	6,304	242,011
Ormat Technologies, Inc.	164	5,045
SunPower Corporation, Class A (a)	538	7,231
Zoltek Companies, Inc. (a)	250	2,795

		712,893

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2011 (unaudited)	concluded

	SHARES	VALUE

Telecommunication Services — 1.1%
American Tower Corporation, Class A (a)	3,816	$194,082
Frontier Communications Corporation	9,180	84,181
Leap Wireless International, Inc. (a)	482	6,738
MetroPCS Communications, Inc. (a)	2,210	28,575
Qwest Communications International, Inc.	14,917	106,358
Sprint Nextel Corporation (a)	27,581	124,666
Windstream Corporation	4,642	59,464

		604,064

Real Estate — 1.1%
AMB Property Corporation	1,611	54,049
Boston Properties, Inc.	1,285	121,266
CB Richard Ellis Group, Inc., Class A (a)	2,702	59,957
Forest City Enterprises, Inc., Class A (a)	1,011	17,096
Jones Lang LaSalle, Inc.	422	37,406
Liberty Property Trust	1,110	38,595
ProLogis	5,362	80,001
Regency Centers Corporation	809	34,876
Vornado Realty Trust	1,538	135,482

		578,728

Commercial & Professional Services — 0.7%
Avery Dennison Corporation	885	37,250
Deluxe Corporation	450	11,002
Herman Miller, Inc.	500	12,065
HNI Corporation	400	12,136
Interface, Inc., Class A	400	6,500
Kelly Services, Inc. (a)	200	3,935
Knoll, Inc.	420	7,031
Manpower, Inc.	811	52,366
Pitney Bowes, Inc.	2,050	49,774
R.R. Donnelley & Sons Company	2,000	35,440
Robert Half International, Inc.	1,400	43,904
Steelcase, Inc.	1,031	10,537
Stericycle, Inc. (a)	766	60,123
Team, Inc. (a)	100	2,556
Tetra Tech, Inc. (a)	552	12,776

		357,395

	SHARES	VALUE

Automobiles & Components — 0.3%
BorgWarner, Inc. (a)	1,048	$70,635
Harley-Davidson, Inc.	2,166	85,882
Modine Manufacturing Company (a)	549	9,059

		165,576

Healthy Living — 0.2%
Hain Celestial Group, Inc. (The) (a)	350	9,320
United Natural Foods, Inc. (a)	400	14,800
Whole Foods Market, Inc.	1,381	71,412

		95,532

Total Securities
(Cost $47,977,234)		53,415,895

SHORT-TERM OBLIGATION — 0.4%
Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.01%, dated 1/31/11, due 2/01/11, proceeds $207,672 (collateralized by Freddie Mac, 4.00%, due 12/15/2017, value $212,102) (Cost $207,672)		207,672

TOTAL INVESTMENTS (b) — 99.9%
(Cost $48,184,906)		53,623,567
Other Assets Less Liabilities — 0.1%		36,730

NET ASSETS — 100.0%		$53,660,297

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $49,639,856 resulting in gross unrealized appreciation and depreciation of $8,711,448 and $4,727,737 respectively, or net unrealized appreciation of $3,983,711.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2011

(unaudited)

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $51,158,486 and $48,184,906, respectively)	$58,020,952	$53,623,567
Receivables for:
Securities sold	2,081,734	25,400
Capital stock sold	36,431	14,774
Interest	150,490	—
Dividends	50,798	51,030

Total assets	60,340,405	53,714,771

LIABILITIES:
Payable for securities purchased	2,143,063	—
Payable for capital stock repurchased	10,840	11,289
Accrued expenses	68,024	43,185

Total liabilities	2,221,927	54,474

NET ASSETS	$58,118,478	$53,660,297

NET ASSETS CONSIST OF:
Paid-in capital	$65,559,003	$55,491,419
Undistributed net investment income	19,342	13,944
Accumulated net realized losses on investments	(14,322,328)	(7,283,727)
Net unrealized appreciation on investments	6,862,461	5,438,661

NET ASSETS	$58,118,478	$53,660,297

SHARES OUTSTANDING	3,365,975	2,691,449

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$17.27	$19.94

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2011

(unaudited)

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$318,583	$7
Dividend and other income (net of $2,434 and $0 foreign withholding taxes, respectively)	294,663	472,584

Total investment income	613,246	472,591

EXPENSES:
Administrative services fee	204,424	176,536
Investment advisory fee	178,971	61,969

Total expenses	383,395	238,505

NET INVESTMENT INCOME	229,851	234,086

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	496,957	31,140
Change in net unrealized appreciation on investments	4,550,319	6,711,328

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,047,276	6,742,468

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,277,127	$6,976,554

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2011 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2010 (AUDITED)	FOR THE SIX MONTHS ENDED JANUARY 31, 2011 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2010 (AUDITED)
INCREASE IN NET ASSETS:
From operations:
Net investment income	$229,851	$577,111	$234,086	$454,853
Net realized gain (loss) on investments	496,957	474,363	31,140	(1,148,396)
Change in net unrealized appreciation on Investments	4,550,319	2,779,864	6,711,328	5,950,275

Net increase in net assets resulting from operations	5,277,127	3,831,338	6,976,554	5,256,732

Dividends and distributions to shareholders:
From net investment income	(259,224)	(582,906)	(295,771)	(395,226)
Capital share transactions:
Proceeds from sales of shares	2,201,182	4,650,484	2,450,119	7,260,794
Reinvestment of dividends and distributions	252,616	570,188	289,779	390,087
Payments for shares redeemed	(2,113,884)	(3,812,967)	(2,351,149)	(6,580,289)

Net increase in net assets resulting from capital share transactions	339,914	1,407,705	388,749	1,070,592

Total increase in net assets	5,357,817	4,656,137	7,069,532	5,932,098
NET ASSETS:
Beginning of period	52,760,661	48,104,524	46,590,765	40,658,667

End of period	$58,118,478	$52,760,661	$53,660,297	$46,590,765

Undistributed net investment income	19,342	48,715	13,944	75,629

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2011		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$15.76		$14.75	$16.52	$17.78	$16.29	$16.52

Income from investment operations:
Net investment income	0.07		0.18	0.27	0.28	0.22	0.03
Net realized and unrealized gain (loss) on investments	1.52		1.01	(1.77)	(1.27)	1.48	(0.23)

Total increase (decrease) from investment operations	1.59		1.19	(1.50)	(0.99)	1.70	(0.20)

Less dividends:
Dividends from net investment income	(0.08)		(0.18)	(0.27)	(0.27)	(0.21)	(0.03)

Net Asset Value, end of period	$17.27		$15.76	$14.75	$16.52	$17.78	$16.29

Total return	10.08	%(a)	8.07%	(8.88)%	(5.62)%	10.40%	(1.22)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$58,118		$52,761	$48,105	$52,703	$51,754	$50,230
Ratio of expenses to average net assets	1.38	%(b)	1.38%	1.38%	1.38%	1.44%	2.39%
Ratio of net investment income to average net assets	0.83	%(b)	1.13%	1.97%	1.50%	1.24%	0.15%
Portfolio turnover	37	%(a)	48%	33%	44%	35%	110%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2011		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2010	2009	2008	2007		2006
Net Asset Value, beginning of period	$17.44		$15.65	$18.83	$22.66	$19.91		$19.91

Income from investment operations:
Net investment income	0.09		0.17	0.21	0.18	0.19		0.04
Net realized and unrealized gain (loss) on investments	2.52		1.77	(3.17)	(2.81)	2.75		(0.01)

Total increase (decrease) from investment operations	2.61		1.94	(2.96)	(2.63)	2.94		0.03

Less dividends:
Dividends from net investment income	(0.11)		(0.15)	(0.22)	(0.19)	(0.19)		(0.03)
Distributions from net realized gains	—		—	— (c)	(1.01)	—		—

Total decrease from dividends	(0.11)		(0.15)	(0.22)	(1.20)	(0.19)		(0.03)

Net Asset Value, end of period	$19.94		$17.44	$15.65	$18.83	$22.66		$19.91

Total return	14.98	%(a)	12.39%	(15.58)%	(12.28)%	14.76%		0.16%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$53,660		$46,591	$40,659	$50,123	$42,232		$32,938
Ratio of expenses to average net assets	0.95	%(b)	0.95%	0.95%	0.95%	0.95%		1.50%
Ratio of net investment income to average net assets	0.93	%(b)	0.97%	1.38%	0.98%	0.89%		0.20%
Portfolio turnover	6	%(a)	13%	23%	6%	8	%(d)	12	%(e)

(a)	Not annualized.
(b)	Annualized.
(c)	Amount represents less than 0.005 per share.
(d)	Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Porfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund’s investment in the Domini Trust, please see the notes to the financial statements.
(e)	Represents portfolio turnover for the Domini Social Equity Trust (“Domini Trust”) for the year ended 2006.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the “Domini Trust”), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund’s proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the MSCI KLD 400 Social Index, formerly the Domini 400 SocialSM Index (the “Index”).

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2011:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$38,176,760	$ —	$ —	$38,176,760
CORPORATE BONDS & NOTES	—	10,762,211	—	10,762,211
U.S. GOVERNMENT AGENCIES	—	6,337,297	—	6,337,297
CERTIFICATES OF DEPOSIT	—	190,000	—	190,000
SHORT-TERM OBLIGATION	—	2,554,684	—	2,554,684

TOTAL	$38,176,760	$19,844,192	$ —	$58,020,952

* All sub-categories within common stocks represent level 1 evaluation status.

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2011:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$53,415,895	$ —	$ —	$53,415,895
SHORT-TERM OBLIGATION	—	207,672	—	207,672

TOTAL	$53,415,895	$207,672	$ —	$53,623,567

* All sub-categories within common stocks represent level 1 evaluation status.

The Funds did not have any significant transfers into or out of Level 1 and 2 or hold any Level 3 securities during the six months ended January 31, 2011.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the six months ended January 31, 2011, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. generally accepted accounting principles. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the Financial Accounting Standards Board (FASB) issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2011. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2011. At January 31, 2011, the tax years 2007 through 2010 remain open to examination by the Internal Revenue Service.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2011, the Balanced Fund and Equity Fund received $582 and $42, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)

Subadvisers:    Trillium Asset Management Corporation (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2011, Green Century accrued fees of $103,931 to Trillium. Mellon Capital Management Corporation (“Mellon”) was the subadviser for the Equity Fund through November 28, 2010. Mellon was paid a fee by the Adviser the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion for its services. For the period of August 1, 2010 to November 28, 2010, Green Century accrued fees of $16,438 to Mellon. At a November 5, 2010 Board meeting, effective November 29th, the Board terminated Mellon as the subadvisor to the Equity Fund and approved Northern Trust Investments, Inc. (“Northern Trust”) as the Equity Fund’s subadviser, subject to the approval of the Equity Fund’s shareholders. At a Special Meeting of the Equity Fund’s shareholders on March 22, 2011, the Fund’s shareholders voted to approve an Investment Subadvisory Agreement with Northern Trust. For the period November 29, 2010 through January 31, 2011 Northern Trust was paid a fee by the Adviser equal to the Mellon fee schedule detailed above. During this period Green Century accrued fees of $8,767 to Northern Trust.

(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.38% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 0.95% of the Fund’s average daily net assets.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2011, Green Century accrued fees of $45,858 and $45,858 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the Index. The Index is owned and maintained byMSCI ESG Research. For the use of the Index, MSCI is paid a fee by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the six months ended January 31, 2011, Green Century accrued fees of $25,205 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $19,242,782 and $19,875,609, respectively, for the six months ended January 31, 2011. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $3,305,219 and $3,100,419, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2010 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$49,250	$72,930
Undistributed long-term capital gains	—	—

Tax accumulated earnings	49,250	72,930

Accumulated capital and other losses	(14,636,091)	(5,828,380)
Unrealized appreciation (depreciation)	2,128,413	(2,756,455)

Distributable net earnings (deficit)	$(12,458,428)	$(8,511,905)

The Balanced Fund and the Equity Fund had accumulated capital loss carryforwards of $14,635,556 and $5,184,505, respectively, of which $9,370,230 and $0, respectively, expire in the year 2011, $1,866,519 and $1,484,742, respectively, expire in the year 2017 and $3,398,807 and $3,699,763, respectively, expire in the year 2018. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Balanced Fund had losses expiring during the fiscal year ended July 31, 2010, in the amount of $2,323,170.

At July 31, 2010, the Balanced and Equity Fund had net realized capital losses from transactions between November 1, 2009 and July 31, 2010 of $0 and $643,875, respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2011.

The Balanced Fund had realized currency losses from transactions between November 1, 2009 and July 31, 2010 of $535, which for tax purposes, are deferred and will be recognized in fiscal year 2011.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2009
Ordinary income	$582,906	$871,482	$395,226	$563,381
Long-term capital gains	—	—	—	763

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2011	YEAR ENDED JULY 31, 2010	SIX MONTHS ENDED JANUARY 31, 2011	YEAR ENDED JULY 31, 2010
Shares sold	131,363	293,961	130,812	423,116
Reinvestment of dividends	14,825	36,590	14,755	22,494
Shares redeemed	(127,931)	(243,270)	(125,442)	(372,127)

	18,257	87,281	20,125	73,483

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved, either initially or as a continuance for an additional period, five advisory and subadvisory agreements during the six months ended January 31, 2011.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of the Balanced Fund and the Equity Fund (the “Funds” and each a “Fund”), and Green Century Capital Management (“Green Century” or the “Adviser”), at a meeting on November 5, 2010. In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee to be paid to Green Century by each Fund; and the profitability to Green Century of its proposed advisory relationship to each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services to be performed for each of the Funds by the Adviser, including the resources to be dedicated by the Adviser. With respect to the Equity Fund, these services included monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social Index (the “Index”); implementing the environmental policies of the Trust by voting the Equity

Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. With respect to the Balanced Fund, the services performed included the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. In addition, the Trustees considered the administrative services provided by the Adviser to both Funds under a separate agreement, including the coordination of the activities of all of the Funds’ other service providers.

Based on its review of all of the services provided, the Trustees concluded that the nature, quality and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Investment Performance.    With respect to the Equity Fund, the Trustees considered that due to the Equity Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Equity Fund tracked the Index and noted that the Equity Fund’s performance closely followed that of the Index for the period ended September 30, 2010. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund.

With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index, a broad-based balanced fund market index. The Trustees noted that as of the period ended September 30, 2010, the Balanced Fund’s one-, three-, five- and ten-year average annual returns had underperformed the benchmark. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process and the decrease in the volatility of the Fund in recent years, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability and fall-out benefits to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of over 7,000 mutual funds. For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds by 33 basis points and lower than that of the average growth and income funds by 21 basis points. The Trustees also noted that the total expense ratio of the Equity Fund of 0.95% was lower than that of the average of socially responsible funds by 31 basis points and lower than that of the average of all growth and income funds by 2 basis points. The Trustees considered that the Equity Fund is an index fund, whereas many of the funds in the comparison groups are actively managed. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 7 basis points), socially conscious balanced Funds (by 20 basis points), all balanced funds (by 19 basis points) and balanced funds which have under $100 million in assets (by 10 basis points). The Trustees considered that Green Century had reduced its advisory fee by 10 basis points in 2006. The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.38% and that the total expense ratio was higher than that of the average of socially responsible funds by 12 basis points, higher than that of the average of all balanced funds by 31 basis points, and higher than that of the average of balanced funds with assets less than $100 million by 35 basis points.

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationship was not profitable. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds. The Trustees also considered the fee received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy to further the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Other Benefits.    With respect to fall-out benefits, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for either Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the subadvisory fee structure for the Equity Fund included break-points and that the Equity Fund’s advisory fee would decrease as assets increased. The Trustees concluded that economies of scale could be realized as the Funds grew and that if assets increased significantly the Trustees would have opportunities to negotiate decreases in fees with the Adviser.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT CORPORATION RELATING TO THE BALANCED FUND

At the meeting on November 5, 2010, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium Asset Management Corporation (“Trillium”) (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium, and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Trillium, including information provided throughout the year. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing volatility, risk, and portfolio turnover; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed approximately $900 million in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality and extent of services provided by Trillium supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended September 30, 2010, the Balanced Fund’s one-, three-, five- and ten-year return had underperformed the Lipper Balanced Fund Index. Trillium became the Balanced Fund’s subadviser on November 28, 2005. The Trustees also considered the Balanced Fund’s decrease in volatility in the nearly five years since Trillium became the Balanced Fund’s subadviser. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund, together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees reviewed the subadvisory fees against comparative data for multiple categories of mutual funds presented in various categories: socially conscious funds, all balanced funds, and balanced funds of under $100 million in assets. The Trustees noted that, based on the information provided, the subadvisory fees were four basis points lower than the average subadvisory fees for all socially conscious funds, six basis points higher than the average of all balanced funds and 12 basis points higher than the average of balanced funds of under $100 million in assets. The Trustees also noted that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Balanced Fund.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was not profitable. The Trustees noted that Trillium stated that it would not realize a level of profitability similar to that of its other advisory clients on the management of the Balanced Fund until assets approach $100 million. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium does not provide advisory or subadvisory services to other mutual fund clients.

The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium charges its institutional separate account clients.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Trillium, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century include a breakpoint at $30 million, so that fees as a percentage of net assets decrease as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH MELLON CAPITAL MANAGEMENT RELATING TO THE EQUITY FUND

Also at the meeting on November 5, 2010, the Board of Trustees of the Equity Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Mellon Capital Management (“Mellon”) (the “Subadvisory Agreement”) through November 28, 2010. In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Mellon regarding the investment performance of the Equity Fund, including the success with which the Fund tracked the Index, the subadvisory fees paid to Mellon, and the profitability to Mellon of its subadvisory relationship to the Equity Fund. The Independent Trustees were advised by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Mellon, including information provided throughout the year. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Mellon provided the day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees considered the professional expertise, tenure, and qualification of the portfolio management team for the Equity Fund, as well as the team’s experience in passive management. The Trustees also considered Mellon’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for the Equity Fund. The

Trustees also considered Mellon’s compliance record as well as the professional experience and responsiveness of Mellon’s compliance staff.

Based on its review of all of the services provided, and taking into account that continuance of the Subadvisory Agreement was only being proposed through November 28, 2010, the Trustees concluded that the nature, quality and extent of services provided by Mellon supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its investment performance should be based on the extent to which the Equity Fund successfully tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the fund, as compared to that of the Index for the periods ended September 30, 2010. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Mellon’s investment process and experience in passive portfolio management supported the continuance of the Subadvisory Agreement, taking into account that continuance of the Subadvisory Agreement was only being proposed through November 28, 2010.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Mellon were 0.08% of the value of the average daily net assets of the Equity Fund up to $100 million, 0.05% of the value of the average daily net assets of the Equity Fund from $100 to $500 million, 0.02% of the value of the average daily net assets of the Equity Fund from $500 million to $1 billion, and 0.01% of the value of the average daily net assets of the Equity Fund in excess of $1 billion, subject to a minimum fee of $50,000 per year. The Trustees reviewed and considered an analysis of the subadvisory fees against comparative data for multiple categories of mutual funds. The Trustees noted that, based on the information provided, the subadvisory fees paid to Mellon were lower than the average subadvisory fees paid to subadvisers of socially conscious funds, socially conscious growth and income funds, all growth and income funds and growth and income funds under $100 million in assets. The Trustees considered that the Equity Fund is an index fund, whereas many of the funds in the comparison groups are actively managed. The Trustees also noted that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by shareholders.

Green Century provided the Trustees with information prepared by Mellon related to the profitability of the Subadvisory Agreement. The Trustees considered the subadvisory fees and the financial resources Mellon dedicates and the other expenses it incurs in providing subadvisory services to the Equity Fund. In considering the cost allocation methodology used by Mellon, the Trustees noted that Mellon allocated its costs to all its clients equally although Mellon stated that passively managed accounts are less expensive to service than actively managed accounts. The Trustees noted that based on the information provided by Mellon, the relationship was not profitable to Mellon.

After reviewing the information described above, and considering that continuance of the Subadvisory Agreement was only being proposed through November 28, 2010, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the costs of the services provided by Mellon, supported the continuance of the Subadvisory Agreement. The Trustees also concluded that the fees specified in the Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Other Benefits.    The Trustees evaluated other potential benefits Mellon may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Mellon, including Mellon’s policy that it does not execute transactions for client portfolios through any affiliated broker/dealer and thus no benefit would be realized by Mellon through transactions with affiliated brokers. The Trustees also considered that Mellon does not use trades for index portfolios for the generation of soft dollars, nor does Mellon receive liquidity rebates or payment for order flow from electronic communications networks associated with Equity Fund trades. The Trustees further considered the reputational and other advantages Mellon may gain from its relationship with the Equity Fund. The Trustees concluded that the benefits expected to be received by Mellon were reasonable in the context of the relationship between Mellon and the Equity Fund, and supported the continuance of the Subadvisory Agreement, taking into account that continuance of the Subadvisory Agreement was only being proposed through November 28, 2010,.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Mellon as the Equity Fund grew in assets and the extent to which such economies of scale might be reflected in the specified fee schedule. They noted the relatively small size of the Equity Fund and considered that if the assets were to increase, Mellon could have had the opportunity to experience economies of scale had Mellon continued as the subadvisor to the Equity Fund after November 28, 2010. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees specified paid to Mellon by Green Century include breakpoints at $100 million, $500 million, and $1 billion.

Based on the foregoing considerations, the Trustees, including the Independent Trustees, determined that the Subadvisory Agreement should be continued through November 28, 2010.

INVESTMENT SUBADVISORY AGREEMENT WITH NORTHERN TRUST INVESTMENTS, INC. RELATING TO THE EQUITY FUND

Also at the meeting on November 5, 2010, the Board of Trustees of the Equity Fund, including a majority of the Independent Trustees, considered the approval of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust Investments, Inc., (“Northern Trust”) (the “Subadvisory Agreement”), with an effective date of November 29, 2010. The Trustees had previously met on September 24, 2011 to consider preliminary information regarding appointment of Northern Trust, at which meeting they had the opportunity to interview representatives of Northern Trust and to request additional information.

In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Northern Trust regarding the nature, quality and extent of the services proposed to be provided by Northern Trust to the Fund; expenses of the Fund and the subadvisory fee proposed to be paid to Northern Trust; and the prospective profitability to Northern Trust of its proposed subadvisory relationship to the Equity Fund. The Independent Trustees were advised by independent counsel in considering these materials and the approval of the Subadvisory Agreement. The Trustees considered all the information provided to them by Northern Trust. The Trustees had previously been provided with a memorandum prepared by their independent counsel with respect to the applicable legal standards, including the factors to be considered, in connection with the Trustees’ review of the Subadvisory Agreement. In approving the Subadvisory Agreement at the meeting held on November 5, 2010, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services To Be Performed.    The Trustees noted that under the terms of the proposed Subadvisory Agreement, Northern Trust would provide day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees reviewed the terms of the Northern Trust Subadvisory Agreement and noted that, except for the parties and the fees, the terms and conditions were substantially the same in all material respects as the terms and conditions of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Mellon (the “Mellon Subadvisory Agreement”). The Trustees considered Northern Trust’s professional expertise, tenure, and qualification of the portfolio management team for the Equity Fund, as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s compliance policies and procedures and compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff.

Based on their review of all the services proposed to be provided, the Trustees concluded that Northern Trust had the capabilities, resources and personnel necessary to provide subadvisory services to the Equity Fund, and concluded that the nature, quality and extent of services to be provided by Northern Trust supported the approval of the Subadvisory Agreement.

Investment Performance.    The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its prospective investment performance should be based on the Trustees’ analysis of the extent to which Northern Trust will be able to manage the Equity Fund to successfully track the Index. The Trustees reviewed information provided by Northern Trust, including performance information on other portfolios managed by Northern Trust which track established indexes. The Trustees noted that such other portfolios closely tracked their respective indexes. After considering all the factors deemed appropriate, the Trustees concluded that Northern Trust’s experience in managing portfolios with passive investment strategies supported the approval of the Subadvisory Agreement.

Costs of Services To Be Provided and Profitability.    The Trustees considered the proposed subadvisory fees to be paid to Northern Trust by Green Century and the prospective profitability and fall-out benefits to Northern Trust from the proposed arrangement with the Equity Fund. The Trustees reviewed and considered an analysis of the proposed subadvisory fee compared to the subadvisory fees paid by other mutual funds with similar investment objectives and strategies as the Equity Fund. The Trustees noted that, based on the information provided, the proposed subadvisory fees to be paid to Northern Trust were lower than the average subadvisory fees paid by other socially responsible mutual funds, lower than the average subadvisory fees paid by growth and income funds, and higher than the average subadvisory fees paid by growth and income index funds. The Trustees noted that the fees proposed in the Agreement were subject to a minimum annual amount at current asset levels, and that at higher asset levels the subadvisory fee would be comparable with the average subadvisory fees paid by growth and income index funds. The Trustees also considered that the proposed subadvisory fee would be paid by Green Century and not by the Equity Fund.

The Trustees also compared the proposed subadvisory fees to be paid by Green Century to Northern Trust against the subadvisory fees paid by Green Century to Mellon. The Trustees noted that the fee schedule in both the Northern Trust Subadvisory Agreement and the Mellon Subadvisory Agreement included breakpoints and reduced fee rates above certain asset levels, and that the fees payable under each agreement were subject to a minimum annual amount at current asset levels. The Trustees considered that the fees to be paid to Northern Trust would be higher than the fees paid to Mellon at current asset levels and at asset levels over $500 million, but lower than fees paid to Mellon at asset levels between $100 million and $500 million.

Northern Trust provided the Trustees with information regarding the prospective profitability of the Northern Trust Subadvisory Agreement to Northern Trust. In that regard, the Trustees considered information regarding the expenses that would be incurred by Northern Trust in providing subadvisory services to the Equity Fund. The Trustees considered that Northern Trust projected a profit after incurring direct costs only though not necessarily after allocating indirect costs at current asset levels of the Equity Fund. The Trustees also considered Northern Trust’s fee structure and reviewed data to compare the proposed subadvisory fee to the subadvisory fees paid by other mutual funds subadvised by Northern Trust with similar investment objectives and strategies as the Equity Fund. The Trustees noted that the proposed subadvisory fees to be paid to Northern Trust were within the range of fees paid by such funds to Northern Trust.

After reviewing the information described above, the Trustees concluded that the fees proposed in the Subadvisory Agreement, taking into account the costs of the services provided by Northern Trust and the profitability to Northern Trust of its proposed relationship with the Equity Fund, supported the approval of the Subadvisory Agreement. The Trustees also concluded that the fees proposed in the Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Other Benefits.    The Trustees evaluated potential other benefits Northern Trust may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Northern Trust, including Northern Trust’s policy that it does not execute transactions for client portfolios through its affiliated broker/dealer unless directed to do so by a client. Green Century advised the Board that it will not direct that any Equity Fund transactions be executed through a Northern Trust affiliated broker/dealer; thus neither Northern Trust nor its affiliates would receive brokerage fees due to its relationship with the Equity Fund. The Trustees also considered that Northern Trust does not use trades for index portfolios for the generation of soft dollar benefits, nor does Northern Trust receive liquity rebates or payment for order flow from electronic communications networks associated with Equity Fund trades. The Trustees further considered the reputational and other advantages Northern Trust may gain from its relationship with the Equity Fund. The Trustees concluded that the benefits expected to be received by Northern Trust were reasonable in the context of the proposed relationship between Northern Trust and the Equity Fund, and supported the approval of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Northern Trust as the Equity Fund grew in assets and the extent to which such economies of scale might be reflected in the proposed fee schedule. They noted the relatively small size of the Equity Fund and considered that if the assets were to increase, Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the proposed Subadvisory Agreement, the subadvisory fees proposed to be paid to Northern Trust by Green Century include breakpoints at $50 million and $100 million. The Trustees concluded that the fee schedule as proposed was appropriate at the present time, in light of the Fund’s current size, and supported the approval of the Subadvisory Agreement.

Based on the foregoing considerations, the Trustees, including a majority of the Independent Trustees, determined that the Subadvisory Agreement should be approved and submitted to the Equity Fund’s shareholders for approval. The Trustees also noted that they would consider continuance of the Subadvisory Agreement prior to expiration of its initial two-year term and annually thereafter.

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of the Green Century Equity Fund was held on March 22, 2011 to consider the proposal below. The proposal was approved. Shareholders of record as of January 14, 2011 were entitled to vote. The results of the vote at the meeting were as follows:

1.	To approve an Investment Subadvisory Agreement with Northern Trust Investments, Inc.

AFFIRMATIVE	AGAINST	ABSTAIN	TOTAL
1,358,453	17,063	46,557	1,422,073

PRIVACY POLICY

The Green Century Funds respect the privacy of our shareholders and customers. Our policy is to safeguard the personal information you have entrusted to us.

We collect nonpublic personal and financial information from you for the purpose of opening and maintaining a Green Century Funds shareholder account. The information we collect may include your name, address, Social Security Number, birth date, telephone number, email address, and/or bank account number. This information may come from your request for Green Century literature, your account registration forms, transactions in your account and other correspondence.

We do not sell any information about our current or former customers to third parties. Green Century may share your personal and financial information with third parties only:

•	When authorized by you.
•	As required or otherwise permitted by law.
•	To process transactions and service your account.

The third parties with whom we may share your personal and financial information, as described above, may include:

•	Affiliated and non-affiliated service providers (for example, the Funds’ Transfer Agent and printing and mailing providers who process transactions and service your account);
•	Government agencies, other regulatory bodies and law enforcement officials (for example, for tax purposes or for reporting suspicious transactions); and,
•	Other organizations, as permitted by law (for example, for fraud prevention).

Our contracts with service providers require them to maintain the confidentiality of your information.

Green Century restricts access to nonpublic personal and financial information about you to those employees who need to know that information in order to provide products or services to you. We require our employees to guard the confidentiality of your information and we maintain policies and procedures to safeguard your nonpublic personal and financial information.

Privacy Online.    Just as we protect your personal and financial information collected on account registration forms and other correspondence, we also employ security measures to protect your information while you view your account or conduct transactions online. Our online account access website provides a secure platform to prevent unauthorized access to your information. Your Internet browser provides additional security by allowing us to use Secure Socket Layer (SSL) encryption up to 128-bit length encryption (the most secure system currently available) when transmitting your information. In an effort to provide the highest degree of security for your information, we strongly recommend the use of 128-bit encryption browsers. Versions of Mozilla 2.0 and higher, and Microsoft Internet Explorer 6.0 and higher provide this level of security.

Encryption is the process for scrambling your identification and account information as it passes between our system and your computer. The encryption process is built into most Internet browsers. The larger the number of bits for encryption (e.g. 40 or 128) the more difficult (exponentially) it is for an unauthorized person to unscramble the transmission. The highest level of encryption commercially available is 128-bit and is what we recommend to access your information.

Notice.    Green Century will provide you notice of our Privacy Policy annually, as long as you maintain an account with us. Green Century reserves the right to make changes to this policy. We will notify you in writing before we make changes that affect the way we collect and share your information. If you have chosen to receive Green Century documents electronically, we will provide notification to you via email. We will notify you through periodic updates of our Privacy Policy online when we make changes that affect the security measures we employ to protect your information while viewing your account information or conducting transactions online.

Should you have questions, please telephone us at 1-800-93-GREEN.

This Privacy Policy applies to the Green Century Funds and Green Century Capital Management, Inc. (7/09)

The Green Century Funds Privacy Policy is not a part of the Semi-Annual Report.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management Corporation

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street, Suite A

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2011

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30 a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2 (b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

    /s/ Kristina A. Curtis

Kristina A. Curtis

President and Principal Executive Officer

April 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    /s/ Kristina A. Curtis

Kristina A. Curtis

President and Principal Executive Officer

April 8, 2011

    /s/ Kristina A. Curtis

Kristina A. Curtis

Treasurer and Principal Financial Officer

April 8, 2011